UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):  07/28/2017

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35328	45-3117900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ○

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ○

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On July 28, 2017, in order to address market realities and better position Aegion Corporation (the “Company”) for future growth and profitability, the Company’s Board of Directors approved a realignment and restructuring plan (the “2017 Restructuring”) to: (i) divest the Company’s pipe coating and insulation businesses in Louisiana, The Bayou Companies, LLC and Bayou Wasco Insulation, LLC (collectively “Bayou”); (ii) exit all non-pipe related contract applications for the Tyfo® Fibrwrap® system in North America; (iii) right-size the Company’s cathodic protection services operations in Canada; and (iv) reduce corporate and other operating costs. These decisions reflect the Company’s: (i) desire to reduce further its exposure in the North American upstream oil and gas markets; (ii) assessment of its ability to drive sustainable, profitable growth in the non-pipe fiber reinforced polymer contracting market in North America; and (iii) assessment of continuing weak conditions in the Canadian oil and gas markets.

The Company expects the 2017 Restructuring to generate over $15 million in annualized savings, which savings should be fully realized in 2018. To date, the Company has identified certain initial actions to be taken that represent approximately $9 million in annualized savings. With respect to the initially identified actions, the Company expects to incur cash charges of $9 million to $11 million, most of which are expected to be incurred in the second half of 2017 and consist primarily of employee severance, extension of benefits, employment assistance programs, early lease termination and other restructuring related costs. These currently identified charges are mainly in the Company’s Infrastructure Solutions segment and, to a lesser extent, its Corrosion Protection segment. The Company expects to reduce headcount by approximately 180 employees as a result of these initial actions. The Company will finalize additional actions to be taken as part of the 2017 Restructuring over the coming months, which could result in additional charges and headcount reductions.
To assist the Company with the divestiture of Bayou, the Company has retained Piper Jaffrey & Co., through its Simmons & Company International division, as an independent financial advisor. With the decision to divest Bayou, beginning in the third quarter of 2017, the Company will classify Bayou’s assets and liabilities, which were $98.8 million and $26.3 million at June 30, 2017, respectively, as held for sale. While there have been preliminary, confidential discussions with third parties regarding the Bayou divestiture, the Company cannot assure any outcome of this process or the expected completion date. The Company is unable, at this time, to make a good faith determination of cost estimates, or ranges of cost estimates, associated with the divestiture of Bayou.
As part of the repositioning of the Tyfo® Fibrwrap® business in North America, the Company will evaluate the long-lived assets and goodwill of its Fyfe reporting unit for impairment. As of June 30, 2017, the Fyfe reporting unit had $55.7 million of long-lived assets and $56.0 million of goodwill. The Company expects to complete its review during the third quarter of 2017, the outcome of which could result in impairment charges in the third quarter of 2017.
The Company is also assessing its CIPP business in Australia, and, should it determine that restructuring actions are needed, the Company would incur additional cash and non-cash charges. The Company expects to conclude its assessment of its Australian business during the third quarter of 2017.
The Company’s estimates for the charges discussed above exclude any potential income tax effects. The amounts and timing of all estimates are subject to change until finalized. In accordance with Item 2.05 of Form 8-K, the Company will timely file an amendment to this Current Report on Form 8-K after its determination of revised estimates or ranges of estimates of amounts expected to be incurred in connection with the 2017 Restructuring.
The Company intends to treat charges related to the 2017 Restructuring as special items impacting the comparability of results in its quarterly earnings releases. The actual amounts and timing may vary materially based on various factors. See “Forward-Looking Statements” below.

Item 2.06.	Material Impairments.
The information provided in Item 2.05 of this Current Report on Form 8-K is incorporated by reference into this Item 2.06.

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. The Company makes forward-looking statements in this Current Report on Form 8-K that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this report, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on March 1, 2017, and in the Company's subsequently filed reports. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company’s actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in the Company’s filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this report are qualified by these cautionary statements.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

By:	/s/ David F. Morris
David F. Morris
Executive Vice President, General Counsel and Chief Administrative Officer

Date: August 3, 2017